United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
February 8, 2019
CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)
1-38300
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	82-1273460 (IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)
(702) 323-7330
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Cannae Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 14, 2019 (the “Original Form 8-K”), disclosing the completion of the acquisition of The Dun & Bradstreet Corporation (“Dun & Bradstreet”) by a consortium of investors, including the Company. This amendment to the Original Form 8-K (“Amendment No. 1”) is being filed to include by amendment the financial statements and financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired
Audited consolidated statements of operations and comprehensive income, shareholders' equity (deficit) and cash flows of Dun & Bradstreet for each of the years ended December 31, 2018, December 31, 2017 and December 31, 2016, as well as audited consolidated balance sheets of Dun & Bradstreet as of December 31, 2018 and December 31, 2017, with accompanying notes and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.2 to this Amendment No. 1.
(b) Pro forma financial information
An unaudited pro forma consolidated and combined balance sheet of the Company as of December 31, 2018 and unaudited pro forma consolidated and combined statement of operations of the Company for the year ended December 31, 2018 are filed as Exhibit 99.3 to this Amendment No. 1. The unaudited pro forma consolidated and combined balance sheet gives effect to the acquisition of Dun & Bradstreet as if it had occurred on December 31, 2018. The unaudited pro forma consolidated and combined statement of operations gives effect to the acquisition of Dun & Bradstreet as if it had occurred on January 1, 2018.

(d) Exhibits
See Exhibit Index below, incorporated herein by reference.
Exhibit Index

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Press release dated February 8, 2019 (incorporated by reference to Cannae's Current Report on Form 8-K filed February 14, 2019 (File No. 1-38300))
99.2	Audited Historical Financial Information of The Dun & Bradstreet Corporation.
99.3	Unaudited Pro Forma Financial Information of Cannae Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	April 23, 2019	By:	/s/ Richard L. Cox
			Name:	Richard L. Cox
			Title:	Executive Vice President, Chief Financial Officer